UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

The Beauty Health Company

(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2165 Spring Street

Long Beach, CA

(Address of principal executive offices)

90806

(Zip Code)

(800) 603-4996

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2025, The Beauty Health Company (the “Company”) entered into privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders (the “Exchanging Holders”) of the Company’s outstanding 1.25% convertible senior notes due 2026 (the “Existing Notes”). The Existing Notes were issued pursuant to, and are governed by, an indenture (the “Existing Notes Indenture”), dated as of September 14, 2021, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. National Bank Association, as trustee). Pursuant to the Exchange Agreements, the Company will exchange approximately $413.2 million aggregate principal amount of the Existing Notes for $250.0 million of new 7.95% convertible senior secured notes due 2028 (the “New Notes”), and an aggregate of approximately $143.4 million in cash, including accrued and unpaid interest on such Existing Notes (the “Exchange”). The New Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and the New Notes and the shares of the Company’s Class A Common Stock (the “Common Stock”) issuable upon conversion of the New Notes will not be offered or sold except pursuant to an effective registration statement or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The New Notes will be issued pursuant to an indenture, in substantially the form attached to the Exchange Agreements.

The New Notes will be senior, secured obligations of the Company, will be guaranteed by certain of the Company’s subsidiaries (including the Company’s material domestic, wholly-owned subsidiaries), and will accrue interest at a rate of 7.95% per annum. Subject to certain restrictions, noteholders may convert their New Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The initial conversion rate is 349.6503 shares of common stock per $1,000 principal amount of New Notes, which represents an initial conversion price of approximately $2.86 per share of Common Stock. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events. The Company expects to settle the Exchange on or about May 27, 2025.

The indenture for the New Notes will contain a number of restrictive covenants and limitations, including restrictions on the Company’s ability to incur certain indebtedness and other limitations on liens, investments and restricted payments, as further described in the indenture for the New Notes.

The obligations of the Company and the Exchanging Holders to consummate the closing of the transactions contemplated by the Exchange Agreements are subject to certain conditions, including, among others: (a) the accuracy of the representations and warranties (subject to certain materiality qualifications) made by the Company and the Exchanging Holders, (b) the performance in all material respects of all obligations and covenants of the Company and the Exchanging Holders, and (c) the payment of fees and expenses.

The Exchange Agreements may be terminated under certain circumstances (subject to the survival of certain provisions), including, among others, (a) with the mutual written consent of the parties to each Exchange, (b) the breach of any representations, warranties or covenants of a party to the Exchange Agreement (upon written notice of the non-breaching party), (c) the occurrence of a Material Adverse Change (as defined in the Exchange Agreements), (d) the voluntary commencement of a case seeking relief under Title 11 of the United States Code entitled “Bankruptcy”, or (e) if the closing of the transaction has not occurred by June 4, 2025.

The Exchange Agreements also include customary representations, warranties and covenants, in each case, subject to customary and other qualifiers.

The foregoing description of the Exchange Agreements, the New Notes and the transactions contemplated thereby are a summary and is not complete. A copy of a Form of the Exchange Agreement, which includes as an exhibit the form of indenture pursuant to which the New Notes are being issued, is attached as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected settlement of the Exchange. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. Important factors that may affect actual results or outcomes include, but are not limited to: risks related to whether the Company will be able to satisfy the conditions required to close the transaction; the potential impact of market and other general economic conditions; the ability of the Company to successfully execute its business plan and achieve the intended benefits thereof; the Company’s failure to manage growth effectively; the Company’s failure to fully realize the anticipated benefits of the transaction; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2025, and in the Company’s subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

2

No Offer or Solicitation

None of this Current Report nor the exhibits attached hereto constitutes an offer to sell, or a solicitation of an offer to buy, the New Notes and related guarantees, the Existing Notes or any other securities, nor shall there be any sale of the New Notes and related guarantees, the Existing Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or any other securities laws, and the New Notes and the shares of the Company’s Common Stock issuable upon conversion of the New Notes will not be offered or sold except pursuant to an effective registration statement or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Exchange is incorporated by reference into this Item 3.02 of this Current Report to the extent required.

Item 7.01. Regulation FD Disclosure.

On May 21, 2025, the Company issued a press release announcing the transactions contemplated by the Exchange Agreements, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement
99.1	Press Release, dated May 21, 2025
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025	The Beauty Health Company

/s/ Michael Monahan
Michael Monahan
Chief Financial Officer

4